                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David G. Neal and Daniel E. Woodside, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign (i) any and all post-effective amendments to the Registration Statement of KFC National Purchasing Cooperative, Inc. (the "Cooperative") (File No. 33-56982), (ii) any other Registration Statement, and all amendments thereto, relating to a class or classes of the Cooperative's securities to which the Power of Attorney is filed as an exhibit, and (iii) the Annual Report on Form 10-K of the Cooperative for the fiscal year ended October 31, 1999, and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Name                                           Title                              Date
----                                           -----                              ----

  /s/ William E. Allen                         Director,                          December 8, 1999
------------------------------------           Secretary
William E. Allen


  /s/ William L. Bickley                       Vice President,                    December 8, 1999
------------------------------------           Chief Financial Officer
William L. Bickley                             (Principal Accounting Officer)
                                               (Principal Financial Officer)


                                               Director
------------------------------------
Christian L. Campbell


                                               Director
------------------------------------
William R. Carden


  /s/ Robert C. Carle                          Director                           December 8, 1999
------------------------------------
Robert C. Carle

Name                                           Title                              Date
----                                           -----                              ----
  /s/ James G. Cocolin                         Director,                          December 8, 1999
------------------------------------           Treasurer
James G. Cocolin


  /s/ Ben E. Edwards                           Director                           December 8, 1999
------------------------------------
Ben E. Edwards


                                               Director
------------------------------------
Lois G. Foust


  /s/ William B. Hecht                         Director                           December 8, 1999
------------------------------------
William B. Hecht


  /s/ Edward J. Henriquez, Jr.                 Director                           December 8, 1999
------------------------------------
Edward J. Henriquez, Jr.


  /s/ David G. Neal                            Director,                          December 8, 1999
------------------------------------           Chairman
David G. Neal


  /s/ James D. Olson                           Director                           December 8, 1999
------------------------------------
James D. Olson


  /s/ Donald Parkinson                         Director                           December 8, 1999
------------------------------------
Donald Parkinson


 /s/ Darlene L. Pfeiffer                       Director                           December 8, 1999
------------------------------------
Darlene L. Pfeiffer


  /s/ Charles E. Rawley, III                   Director                           December 8, 1999
------------------------------------
Charles E. Rawley, III


  /s/ James B. Royster                         Director,                          December 8, 1999
------------------------------------           Vice Chairman
James B. Royster

  /s/ Dean M. Sorgdrager                       Director                           December 8, 1999
------------------------------------
Dean M. Sorgdrager


  /s/ Daniel E. Woodside                       Director,                          December 8, 1999
------------------------------------           President,
Daniel E. Woodside                             Chief Executive
                                               Officer